EXHIBIT 11

                          HYPOTHETICAL ILLUSTRATIONS


            ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
                   DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The tables in Appendix A illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges (See Prospectus heading "Deductions and Charges"). These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those of other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above and below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an Annual Maintenance Fee of $35 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a Withdrawal Charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges").The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Funds, at an annual rate of 1.00% of the average daily net assets of the Funds (See Prospectus Summary and Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-1.00%, 5.00%, and 11.00%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Glenbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Glenbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.


                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 45 MALE
                         INITIAL FACE AMOUNT: $39,998

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.97% NET)

                                                                  CURRENT CHARGES(1)
                       GUARANTEED CHARGES(2)
                                          -------------------------------------------------
   -----------------------------------------------------
                     Premiums
End of            Accumulated Cash
Contract           at 5% Interest         Account
Account              Surrender             Death            Cash
Year                 Per Year              Value         Surrender         Death
Value                 Value               Benefit          Value          Benefit
-------------------------------------------------------------------------------------------
  1                 10,500                10,820           9,920          39,998
    10,744           9,844                39,998
  2                 11,025                11,711          10,834          39,998
    11,549          10,671                39,998
  3                 11,576                12,678          11,823          39,998
    12,421          11,566                39,998
  4                 12,155                13,727          12,940          39,998
    13,366          12,579                39,998
  5                 12,763                14,867          14,192          39,998
    14,392          13,717                39,998
  6                 13,401                16,104          15,541          39,998
    15,505          14,943                39,998
  7                 14,071                17,446          16,996          39,998
    16,715          16,265                39,998
  8                 14,775                18,904          18,566          39,998
    18,029          17,692                39,998
  9                 15,513                20,486          20,261          39,998
    19,460          19,235                39,998
 10                 16,289                22,203          22,203          39,998
    21,019          21,019                39,998
 11                 17,103                24,188          24,188          39,998
    22,814          22,814                39,998
 12                 17,959                26,354          26,354          39,998
    24,786          24,786                39,998
 13                 18,856                28,718          28,718          40,779
    26,961          26,961                39,998
 14                 19,799                31,299          31,299          43,192
    29,362          29,362                40,520
 15                 20,789                34,120          34,120          45,721
    32,006          32,006                42,888
 16                 21,829                37,207          37,207          48,369
    34,899          34,899                45,369
 17                 22,920                40,572          40,572          51,933
    38,053          38,053                48,708
 18                 24,066                44,241          44,241          55,744
    41,492          41,492                52,280
 19                 25,270                48,241          48,241          59,819
    45,241          45,241                56,099
 20                 26,533                52,604          52,604          64,177
    49,331          49,331                60,183
 25                 33,864                81,111          81,111          94,089
    75,959          75,959                88,113
 35                 55,160               195,002         195,002         204,753
   182,378         182,378               191,497

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 45 MALE
                         INITIAL FACE AMOUNT: $39,998

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.97% NET)



                                                                  CURRENT CHARGES(1)
                       GUARANTEED CHARGES(2)
                                          -------------------------------------------------
   -----------------------------------------------------
                     Premiums
End of            Accumulated Cash
Contract           at 5% Interest         Account
Account              Surrender             Death            Cash
Year                 Per Year              Value         Surrender         Death
Value                 Value               Benefit          Value          Benefit
-------------------------------------------------------------------------------------------
  1                 10,500               10,234            9,334           39,998
    10,156           9,256               39,998
  2                 11,025               10,473            9,596           39,998
    10,307           9,429               39,998
  3                 11,576               10,720            9,865           39,998
    10,451           9,596               39,998
  4                 12,155               10,972           10,185           39,998
    10,587           9,800               39,998
  5                 12,763               11,232           10,557           39,998
    10,715          10,040               39,998
  6                 13,401               11,499           10,936           39,998
    10,831          10,268               39,998
  7                 14,071               11,772           11,322           39,998
    10,933          10,483               39,998
  8                 14,775               12,053           11,716           39,998
    11,019          10,681               39,998
  9                 15,513               12,342           12,117           39,998
    11,084          10,859               39,998
 10                 16,289               12,638           12,638           39,998
    11,127          11,127               39,998
 11                 17,103               13,008           13,008           39,998
    11,189          11,189               39,998
 12                 17,959               13,389           13,389           39,998
    11,224          11,224               39,998
 13                 18,856               13,783           13,783           39,998
    11,229          11,229               39,998
 14                 19,799               14,189           14,189           39,998
    11,201          11,201               39,998
 15                 20,789               14,608           14,608           39,998
    11,135          11,135               39,998
 16                 21,829               15,040           15,040           39,998
    11,024          11,024               39,998
 17                 22,920               15,487           15,487           39,998
    10,861          10,861               39,998
 18                 24,066               15,947           15,947           39,998
    10,635          10,635               39,998
 19                 25,270               16,423           16,423           39,998
    10,336          10,336               39,998
 20                 26,533               16,913           16,913           39,998
     9,952           9,952               39,998
 25                 33,864               19,612           19,612           39,998
     6,251           6,251               39,998
 35                 55,160               26,469           26,469           39,998
      *              *                     *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

          THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 45 MALE
                         INITIAL FACE AMOUNT: $39,998

                ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT
                           RETURN OF 0% (-1.03% NET)

                                     CURRENT CHARGES(1)               GUARANTEED CHARGES(2)
                              ------------------------------     ---------------------------------
            Premiums
End of      Accumulated                  Cash                               Cash
Contract    at 5% Interest    Account    Surrender    Death      Account    Surrender    Death
Year        Per Year          Value      Value        Benefit    Value      Value        Benefit
------------------------------------------------------------------------------------------------
  1         10,500             9,647     8,747        39,998      9,569     8,669        39,998
  2         11,025             9,304     8,427        39,998      9,135     8,258        39,998
  3         11,576             8,973     8,118        39,998      8,697     7,842        39,998
  4         12,155             8,652     7,865        39,998      8,255     7,468        39,998
  5         12,763             8,342     7,667        39,998      7,806     7,131        39,998
  6         13,401             8,041     7,479        39,998      7,348     6,785        39,998
  7         14,071             7,750     7,300        39,998      6,878     6,428        39,998
  8         14,775             7,468     7,131        39,998      6,394     6,056        39,998
  9         15,513             7,196     6,971        39,998      5,891     5,666        39,998
 10         16,289             6,931     6,931        39,998      5,366     5,366        39,998
 11         17,103             6,709     6,709        39,998      4,838     4,838        39,998
 12         17,959             6,493     6,493        39,998      4,279     4,279        39,998
 13         18,856             6,283     6,283        39,998      3,688     3,688        39,998
 14         19,799             6,079     6,079        39,998      3,061     3,061        39,998
 15         20,789             5,880     5,880        39,998      2,392     2,392        39,998
 16         21,829             5,686     5,686        39,998      1,676     1,676        39,998
 17         22,920             5,497     5,497        39,998        903       903        39,998
 18         24,066             5,314     5,314        39,998         63        63        39,998
 19         25,270             5,136     5,136        39,998          *         *             *
 20         26,533             4,962     4,962        39,998          *         *             *
 25         33,864             4,162     4,162        39,998          *         *             *
 35         55,160             2,855     2,855        39,998          *         *             *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE 55 FEMALE
                         INITIAL FACE AMOUNT: $33,138

                ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT
                          RETURN OF 12% (10.97% NET)

                                    CURRENT CHARGES(1)               GUARANTEED CHARGES(2)
                              ------------------------------     -------------------------------
            Premiums
End of      Accumulated                  Cash                               Cash
Contract    at 5% Interest    Account    Surrender    Death      Account    Surrender    Death
Year        Per Year          Value      Value        Benefit    Value      Value        Benefit
------------------------------------------------------------------------------------------------
  1         10,500             10,820     9,920      33,138       10,716      9,816       33,138
  2         11,025             11,711    10,834      33,138       11,493     10,615       33,138
  3         11,576             12,678    11,823      33,138       12,338     11,483       33,138
  4         12,155             13,727    12,940      33,138       13,260     12,472       33,138
  5         12,763             14,867    14,192      33,138       14,265     13,590       33,138
  6         13,401             16,104    15,541      33,138       15,362     14,800       33,138
  7         14,071             17,446    16,996      33,138       16,560     16,110       33,138
  8         14,775             18,904    18,566      33,138       17,866     17,528       33,138
  9         15,513             20,486    20,261      33,138       19,292     19,067       33,138
 10         16,289             22,203    22,203      33,138       20,851     20,851       33,138
 11         17,103             24,188    24,188      33,138       22,655     22,655       33,138
 12         17,959             26,364    26,364      33,138       24,649     24,649       33,138
 13         18,856             28,776    28,776      33,956       26,862     26,862       33,138
 14         19,799             31,428    31,428      36,770       29,322     29,322       34,307
 15         20,789             34,324    34,324      39,816       32,023     32,023       37,146
 16         21,829             37,489    37,489      43,112       34,972     34,972       40,218
 17         22,920             40,954    40,954      46,278       38,203     38,203       43,169
 18         24,066             44,752    44,752      49,674       41,743     41,743       46,334
 19         25,270             48,917    48,917      53,319       45,625     45,625       49,732
 20         26,533             53,492    53,492      57,236       49,890     49,890       53,383
 25         33,864             83,695    83,695      87,879       78,045     78,045       81,948
 35         55,160            200,491   200,491     210,515      185,011    185,011      194,261

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE 55 FEMALE
                         INITIAL FACE AMOUNT: $33,138

                ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT
                           RETURN OF 6% (4.97% NET)


                                    CURRENT CHARGES(1)               GUARANTEED CHARGES(2)
                              ------------------------------     -------------------------------
            Premiums
End of      Accumulated                  Cash                               Cash
Contract    at 5% Interest    Account    Surrender    Death      Account    Surrender    Death
Year        Per Year          Value      Value        Benefit    Value      Value        Benefit
------------------------------------------------------------------------------------------------
  1         10,500            10,234      9,334       33,138     10,128      9,228       33,138
  2         11,025            10,473      9,596       33,138     10,251      9,373       33,138
  3         11,576            10,720      9,865       33,138     10,368      9,513       33,138
  4         12,155            10,972     10,185       33,138     10,480      9,692       33,138
  5         12,763            11,232     10,557       33,138     10,585      9,910       33,138
  6         13,401            11,499     10,936       33,138     10,680     10,118       33,138
  7         14,071            11,772     11,322       33,138     10,763     10,313       33,138
  8         14,775            12,053     11,716       33,138     10,828     10,490       33,138
  9         15,513            12,342     12,117       33,138     10,869     10,644       33,138
 10         16,289            12,638     12,638       33,138     10,884     10,884       33,138
 11         17,103            13,008     13,008       33,138     10,912     10,912       33,138
 12         17,959            13,389     13,389       33,138     10,910     10,910       33,138
 13         18,856            13,783     13,783       33,138     10,874     10,874       33,138
 14         19,799            14,189     14,189       33,138     10,804     10,804       33,138
 15         20,789            14,608     14,608       33,138     10,692     10,692       33,138
 16         21,829            15,040     15,040       33,138     10,528     10,528       33,138
 17         22,920            15,487     15,487       33,138     10,298     10,298       33,138
 18         24,066            15,947     15,947       33,138      9,984      9,984       33,138
 19         25,270            16,423     16,423       33,138      9,564      9,564       33,138
 20         26,533            16,913     16,913       33,138      9,013      9,013       33,138
 25         33,864            19,612     19,612       33,138      3,232      3,232       33,138
 35         55,160            26,469     26,469       33,138          *          *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE 55 FEMALE
                         INITIAL FACE AMOUNT: $33,138

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.03% NET)

                                               CURRENT CHARGES(1)          GUARANTEED CHARGES(2)
                                         ------------------------------    ---------------------
                          Premiums
 End of                 Accumulated        Cash                              Cash
Contract    Account    at 5% Interest    Surrender    Account     Death    Surrender     Death
  Year       Value         Per Year        Value       Value     Benefit     Value      Benefit
------------------------------------------------------------------------------------------------
  1         10,500         9,647          8,747       33,138      9,541     8,641        33,138
  2         11,025         9,304          8,427       33,138      9,079     8,202        33,138
  3         11,576         8,973          8,118       33,138      8,615     7,760        33,138
  4         12,155         8,652          7,865       33,138      8,148     7,361        33,138
  5         12,763         8,342          7,667       33,138      7,676     7,001        33,138
  6         13,401         8,041          7,479       33,138      7,197     6,635        33,138
  7         14,071         7,750          7,300       33,138      6,707     6,257        33,138
  8         14,775         7,468          7,131       33,138      6,198     5,861        33,138
  9         15,513         7,196          6,971       33,138      5,667     5,442        33,138
 10         16,289         6,931          6,931       33,138      5,106     5,106        33,138
 11         17,103         6,709          6,709       33,138      4,534     4,534        33,138
 12         17,959         6,493          6,493       33,138      3,924     3,924        33,138
 13         18,856         6,283          6,283       33,138      3,275     3,275        33,138
 14         19,799         6,079          6,079       33,138      2,586     2,586        33,138
 15         20,789         5,880          5,880       33,138      1,847     1,847        33,138
 16         21,829         5,686          5,686       33,138      1,048     1,048        33,138
 17         22,920         5,497          5,497       33,138        170       170        33,138
 18         24,066         5,314          5,314       33,138          *         *             *
 19         25,270         5,136          5,136       33,138          *         *             *
 20         26,533         4,962          4,962       33,138          *         *             *
 25         33,864         4,162          4,162       33,138          *         *             *
 35         55,160         2,855          2,855       33,138          *         *             *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 65 MALE
                         INITIAL FACE AMOUNT: $19,314

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.97% NET)

                                    CURRENT CHARGES(1)                GUARANTEED CHARGES(2)
                              -------------------------------    -------------------------------
               Premiums
 End of       Accumulated                              Cash                               Cash
Contract    at 5% Interest    Account    Surrender     Death     Account    Surrender     Death
  Year         Per Year        Value       Value      Benefit      Value      Value      Benefit
------------------------------------------------------------------------------------------------
  1             10,500        10,820       9,920      19,314      10,639       9,739      19,314
  2             11,025        11,711      10,834      19,314      11,334      10,457      19,314
  3             11,576        12,678      11,823      19,314      12,094      11,239      19,314
  4             12,155        13,727      12,940      19,314      12,931      12,143      19,314
  5             12,763        14,867      14,192      19,314      13,857      13,182      19,314
  6             13,401        16,104      15,541      19,314      14,888      14,326      19,314
  7             14,071        17,449      16,999      19,718      16,046      15,596      19,314
  8             14,775        18,926      18,588      21,008      17,357      17,019      19,314
  9             15,513        20,541      20,316      22,390      18,831      18,606      20,526
 10             16,289        22,313      22,313      23,875      20,452      20,452      21,884
 11             17,103        24,360      24,360      25,578      22,326      22,326      23,442
 12             17,959        26,590      26,590      27,920      24,367      24,367      25,585
 13             18,856        29,017      29,017      30,468      26,588      26,588      27,918
 14             19,799        31,659      31,659      33,242      29,006      29,006      30,456
 15             20,789        34,531      34,531      36,257      31,634      31,634      33,216
 16             21,829        37,651      37,651      39,533      34,490      34,490      36,214
 17             22,920        41,042      41,042      43,094      37,589      37,589      39,468
 18             24,066        44,741      44,741      46,978      40,949      40,949      42,996
 19             25,270        48,777      48,777      51,216      44,586      44,586      46,816
 20             26,533        53,181      53,181      55,840      48,520      48,520      50,946
 25             33,864        81,988      81,988      86,088      73,373      73,373      77,042
 35             55,160       196,464     196,464     198,428     172,441     172,441     174,165

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                          SINGLE LIFE OPTION
                        $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE
                       INITIAL FACE AMOUNT: $19,314

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.97% NET)

                                              CURRENT CHARGES(1)           GUARANTEED CHARGES(2)
                                         ------------------------------    ---------------------
                           Premiums
 End of                  Accumulated       Cash                                Cash
Contract    Account    at 5% Interest    Surrender    Account     Death      Surrender    Death
  Year       Value        Per Year         Value       Value     Benefit       Value     Benefit
------------------------------------------------------------------------------------------------
  1         10,500        10,234          9,334       19,314     10,049       9,149      19,314
  2         11,025        10,473          9,596       19,314     10,077       9,200      19,314
  3         11,576        10,720          9,865       19,314     10,082       9,227      19,314
  4         12,155        10,972         10,185       19,314     10,059       9,272      19,314
  5         12,763        11,232         10,557       19,314     10,005       9,330      19,314
  6         13,401        11,499         10,936       19,314      9,912       9,349      19,314
  7         14,071        11,772         11,322       19,314      9,772       9,322      19,314
  8         14,775        12,053         11,716       19,314      9,575       9,237      19,314
  9         15,513        12,342         12,117       19,314      9,306       9,081      19,314
 10         16,289        12,638         12,638       19,314      8,951       8,951      19,314
 11         17,103        13,008         13,008       19,314      8,530       8,530      19,314
 12         17,959        13,389         13,389       19,314      7,989       7,989      19,314
 13         18,856        13,783         13,783       19,314      7,302       7,302      19,314
 14         19,799        14,189         14,189       19,314      6,439       6,439      19,314
 15         20,789        14,608         14,608       19,314      5,357       5,357      19,314
 16         21,829        15,040         15,040       19,314      3,995       3,995      19,314
 17         22,920        15,487         15,487       19,314      2,273       2,273      19,314
 18         24,066        15,947         15,947       19,314         75          75      19,314
 19         25,270        16,423         16,423       19,314         *           *           *
 20         26,533        16,913         16,913       19,314         *           *           *
 25         33,864        19,612         19,612       20,593         *           *           *
 35         55,160        26,622         26,622       26,888         *           *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 65 MALE
                         INITIAL FACE AMOUNT: $19,314

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.03% NET)

                                               CURRENT CHARGES(1)          GUARANTEED CHARGES(2)
                                         ------------------------------    ---------------------
                          Premiums
 End of                 Accumulated        Cash                              Cash
Contract    Account    at 5% Interest    Surrender    Account     Death    Surrender     Death
  Year       Value         Per Year        Value       Value     Benefit     Value      Benefit
------------------------------------------------------------------------------------------------
  1          10,500         9,647          8,747       19,314     9,459      8,559       19,314
  2          11,025         9,304          8,427       19,314     8,892      8,015       19,314
  3          11,576         8,973          8,118       19,314     8,295      7,440       19,314
  4          12,155         8,652          7,865       19,314     7,663      6,875       19,314
  5          12,763         8,342          7,667       19,314     6,986      6,311       19,314
  6          13,401         8,041          7,479       19,314     6,257      5,694       19,314
  7          14,071         7,750          7,300       19,314     5,461      5,011       19,314
  8          14,775         7,468          7,131       19,314     4,583      4,246       19,314
  9          15,513         7,196          6,971       19,314     3,604      3,379       19,314
 10          16,289         6,931          6,931       19,314     2,500      2,500       19,314
 11          17,103         6,709          6,709       19,314     1,257      1,257       19,314
 12          17,959         6,493          6,493       19,314        *          *            *
 13          18,856         6,283          6,283       19,314        *          *            *
 14          19,799         6,079          6,079       19,314        *          *            *
 15          20,789         5,880          5,880       19,314        *          *            *
 16          21,829         5,686          5,686       19,314        *          *            *
 17          22,920         5,497          5,497       19,314        *          *            *
 18          24,066         5,314          5,314       19,314        *          *            *
 19          25,270         5,136          5,136       19,314        *          *            *
 20          26,533         4,962          4,962       19,314        *          *            *
 25          33,864         4,162          4,162       19,314        *          *            *
 35          55,160         2,855          2,855       19,314        *          *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               JOINT LIFE OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE 55 MALE / 55 FEMALE
                         INITIAL FACE AMOUNT: $43,779

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.97% NET)

                                               CURRENT CHARGES(1)          GUARANTEED CHARGES(2)
                                         ------------------------------    ---------------------
                          Premiums
 End of                 Accumulated        Cash                              Cash
Contract    Account    at 5% Interest    Surrender    Account     Death    Surrender     Death
  Year       Value         Per Year        Value       Value     Benefit     Value      Benefit
------------------------------------------------------------------------------------------------
  1          10,500        10,888          9,988      43,779     10,888      9,988       43,779
  2          11,025        11,853         10,976      43,779     11,853     10,976       43,779
  3          11,576        12,900         12,045      43,779     12,900     12,045       43,779
  4          12,155        14,037         13,249      43,779     14,037     13,249       43,779
  5          12,763        15,270         14,595      43,779     15,270     14,595       43,779
  6          13,401        16,609         16,046      43,779     16,609     16,046       43,779
  7          14,071        18,062         17,612      43,779     18,062     17,612       43,779
  8          14,775        19,638         19,301      43,779     19,638     19,301       43,779
  9          15,513        21,349         21,124      43,779     21,349     21,124       43,779
 10          16,289        23,206         23,206      43,779     23,206     23,206       43,779
 11          17,103        25,326         25,326      43,779     25,326     25,326       43,779
 12          17,959        27,643         27,643      43,779     27,643     27,643       43,779
 13          18,856        30,180         30,180      43,779     30,180     30,180       43,779
 14          19,799        32,966         32,966      43,779     32,966     32,966       43,779
 15          20,789        36,031         36,031      43,779     36,031     36,031       43,779
 16          21,829        39,411         39,411      45,323     39,411     39,411       45,323
 17          22,920        43,121         43,121      48,727     43,121     43,121       48,727
 18          24,066        47,182         47,182      52,372     47,182     47,182       52,372
 19          25,270        51,631         51,631      56,278     51,631     51,631       56,278
 20          26,533        56,511         56,511      60,466     56,511     56,511       60,466
 25          33,864        88,686         88,686      93,120     88,686     88,686       93,120
 35          55,160       212,902        212,902     223,548    210,843    210,843      221,385

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               JOINT LIFE OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE 55 MALE / 55 FEMALE
                         INITIAL FACE AMOUNT: $43,779

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.97% NET)

                                               CURRENT CHARGES(1)          GUARANTEED CHARGES(2)
                                         ------------------------------    ---------------------
                          Premiums
 End of                 Accumulated        Cash                              Cash
Contract    Account    at 5% Interest    Surrender    Account     Death    Surrender     Death
  Year       Value         Per Year        Value       Value     Benefit     Value      Benefit
------------------------------------------------------------------------------------------------
  1          10,500        10,298          9,398      43,779     10,298       9,398      43,779
  2          11,025        10,599          9,722      43,779     10,599       9,722      43,779
  3          11,576        10,904         10,049      43,779     10,904      10,049      43,779
  4          12,155        11,210         10,423      43,779     11,210      10,423      43,779
  5          12,763        11,517         10,842      43,779     11,517      10,842      43,779
  6          13,401        11,823         11,261      43,779     11,823      11,261      43,779
  7          14,071        12,126         11,676      43,779     12,126      11,676      43,779
  8          14,775        12,422         12,085      43,779     12,422      12,085      43,779
  9          15,513        12,721         12,496      43,779     12,709      12,484      43,779
 10          16,289        13,028         13,028      43,779     12,982      12,982      43,779
 11          17,103        13,410         13,410      43,779     13,291      13,291      43,779
 12          17,959        13,804         13,804      43,779     13,579      13,579      43,779
 13          18,856        14,210         14,210      43,779     13,844      13,844      43,779
 14          19,799        14,630         14,630      43,779     14,078      14,078      43,779
 15          20,789        15,063         15,063      43,779     14,276      14,276      43,779
 16          21,829        15,511         15,511      43,779     14,427      14,427      43,779
 17          22,920        15,972         15,972      43,779     14,519      14,519      43,779
 18          24,066        16,448         16,448      43,779     14,533      14,533      43,779
 19          25,270        16,939         16,939      43,779     14,449      14,449      43,779
 20          26,533        17,447         17,447      43,779     14,243      14,243      43,779
 25          33,864        20,236         20,236      43,779     10,239      10,239      43,779
 35          55,160        27,324         27,324      43,779          *           *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               JOINT LIFE OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE 55 MALE / 55 FEMALE
                         INITIAL FACE AMOUNT: $43,779

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.03% NET)

                                               CURRENT CHARGES(1)          GUARANTEED CHARGES(2)
                                         ------------------------------    ---------------------
                          Premiums
 End of                 Accumulated        Cash                              Cash
Contract    Account    at 5% Interest    Surrender    Account     Death    Surrender     Death
  Year       Value         Per Year        Value       Value     Benefit     Value      Benefit
------------------------------------------------------------------------------------------------
  1          10,500         9,707          8,807      43,779     9,707       8,807       43,779
  2          11,025         9,415          8,538      43,779     9,415       8,538       43,779
  3          11,576         9,124          8,269      43,779     9,124       8,269       43,779
  4          12,155         8,831          8,043      43,779     8,831       8,043       43,779
  5          12,763         8,534          7,859      43,779     8,534       7,859       43,779
  6          13,401         8,233          7,671      43,779     8,233       7,671       43,779
  7          14,071         7,936          7,486      43,779     7,924       7,474       43,779
  8          14,775         7,648          7,311      43,779     7,603       7,266       43,779
  9          15,513         7,370          7,145      43,779     7,267       7,042       43,779
 10          16,289         7,100          7,100      43,779     6,911       6,911       43,779
 11          17,103         6,873          6,873      43,779     6,556       6,556       43,779
 12          17,959         6,653          6,653      43,779     6,167       6,167       43,779
 13          18,856         6,438          6,438      43,779     5,740       5,740       43,779
 14          19,799         6,230          6,230      43,779     5,268       5,268       43,779
 15          20,789         6,027          6,027      43,779     4,741       4,741       43,779
 16          21,829         5,829          5,829      43,779     4,148       4,148       43,779
 17          22,920         5,637          5,637      43,779     3,473       3,473       43,779
 18          24,066         5,449          5,449      43,779     2,692       2,692       43,779
 19          25,270         5,267          5,267      43,779     1,780       1,780       43,779
 20          26,533         5,090          5,090      43,779       705         705       43,779
 25          33,864         4,274          4,274      43,779         *           *            *
 35          55,160         2,940          2,940      43,779         *           *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               JOINT LIFE OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE 65 MALE / 65 FEMALE
                         INITIAL FACE AMOUNT: $27,688

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.97% NET)

                                               CURRENT CHARGES(1)          GUARANTEED CHARGES(2)
                                         ------------------------------    ---------------------
                          Premiums
 End of                 Accumulated        Cash                              Cash
Contract    Account    at 5% Interest    Surrender    Account     Death    Surrender     Death
  Year       Value         Per Year        Value       Value     Benefit     Value      Benefit
------------------------------------------------------------------------------------------------
  1          10,500        10,884          9,984      27,688     10,884      9,984       27,688
  2          11,025        11,834         10,957      27,688     11,834     10,957       27,688
  3          11,576        12,856         12,001      27,688     12,856     12,001       27,688
  4          12,155        13,955         13,168      27,688     13,955     13,168       27,688
  5          12,763        15,139         14,464      27,688     15,139     14,464       27,688
  6          13,401        16,418         15,855      27,688     16,418     15,855       27,688
  7          14,071        17,800         17,350      27,688     17,800     17,350       27,688
  8          14,775        19,298         18,961      27,688     19,298     18,961       27,688
  9          15,513        20,929         20,704      27,688     20,929     20,704       27,688
 10          16,289        22,714         22,714      27,688     22,713     22,713       27,688
 11          17,103        24,782         24,782      27,688     24,782     24,782       27,688
 12          17,959        27,092         27,092      28,447     27,092     27,092       28,446
 13          18,856        29,634         29,634      31,116     29,634     29,634       31,115
 14          19,799        32,408         32,408      34,028     32,407     32,407       34,028
 15          20,789        35,432         35,432      37,203     35,431     35,431       37,203
 16          21,829        38,725         38,725      40,662     38,725     38,725       40,661
 17          22,920        42,309         42,309      44,424     42,308     42,308       44,423
 18          24,066        46,203         46,203      48,513     46,202     46,202       48,512
 19          25,270        50,428         50,428      52,949     50,427     50,427       52,948
 20          26,533        55,006         55,006      57,756     55,005     55,005       57,755
 25          33,864        84,809         84,809      89,050     84,025     84,025       88,226
 35          55,160       203,360        203,360     205,393    198,334    198,334      200,318

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.